Exhibit 99.1

Hilltop Holdings Inc. Earnings Presentation Q3 2021 October 29, 2021

Preface 2 Additional Information Corporate Headquarters 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus (“COVID-19”) global pandemic, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, cost savings expected from initiatives implemented and planned, including core system upgrades and cost reduction efforts, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the COVID-19 pandemic and the response of governmental authorities to the pandemic, which have had and may continue to have an adverse impact to the global economy and our business operations and performance; (ii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses; (iii) the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iv) effectiveness of our data security controls in the face of cyber attacks; (v) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (vi) risks associated with concentration in real estate related loans; (vii) changes in the interest rate environment and transitions away from LIBOR; (viii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (ix) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (x) cost and availability of capital; (xi) changes in key management; (xii) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xiii) legal and regulatory proceedings; (xiv) risks associated with merger and acquisition integration; and (xv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

Q3 2021 3 Investor Highlights – Notes: (1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business. • • PlainsCapital Bank generated $62.9 million in pre-tax income during Q3 2021, an increase of $12.7 million from Q3 2020 • Average bank loans HFI1 declined from Q2 2021 by $252 million, or 4%, as Paycheck Protection Program (PPP) loan balances declined • Average bank deposits remained stable at $12 billion from Q2 2021 as an increase in core deposits offset the planned run-off in brokered deposits during the period • Reversal of credit reserves of $5.8 million reflects improvements in both the macroeconomic forecast and credit quality metrics on COVID-19 impacted credits. Loan portfolio trends continue to improve across geographies and industries • PrimeLending generated $62.2 million in pre-tax income on $5.6 billion of originated volume during Q3 2021 • Gain-on-sale margin declined by 94 basis points versus Q3 2020 and 18 basis points versus Q2 2021 to 346 basis points • Loan originator headcount increased from Q3 2020 by 127 to 1,314 reflecting strong nationwide recruiting efforts • HilltopSecurities generated $17.4 million in pre-tax income equating to a pre-tax margin of 13.8% in Q3 2021 • Public Finance delivered net revenues of $37.6 million, a 45% increase from Q3 2020 • Structured Finance produced net revenues of $35.4 million, a decrease of 42% versus Q3 2020 as loan lock volume declined 33% and spreads tightened ROAA ..86% EPS – Diluted $0.30 ROAE 5.76% 14.96% $92.9 $1.15 2.13% Net Income MM

Capital Highlights – Q3 2021 4 $19.14 $19.65 $20.16 $21.85 $23.52 $24.77 $25.93 $26.93 $27.77 16.15% 16.70% 15.96% 18.46% 19.85% 18.97% 19.63% 20.22% 21.28% $0.08 $0.08 $0.09 $0.09 $0.09 $0.09 $0.12 $0.12 $0.12 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 24.00%  $‐  $5.00  $10.00  $15.00  $20.00  $25.00  $30.00  $35.00  $40.00 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Common Equity Tier 1 risk based ratio Dividends per share Capital Management and Tangible Book Value Growth TBVPS 18% Versus 9/30/20 20% CAGR Since 9/30/19 • During the quarter, HTH returned $83.9 million of capital to shareholders • $9.7 million of dividends and $74.2 million in share repurchases • Through the third quarter, $153.1 million of capital, or 49% of earnings, has been distributed to shareholders in 2021 • All $67.0 million of the PCC TRuPs were retired in the third quarter, saving ~$2 million in annual interest expense 1 1 Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 2 2

5 Hilltop Holdings – Q3 Financial Summary $ in Millions, except EPS Income Statement and Key Metrics Q3 2021 Q2 2021 QoQ% Q3 2020 YoY% Net interest income $105.1 $107.9 (3%) $101.9 3% Noninterest income 367.9 339.9 8% 502.7 (27%) Noninterest expenses 355.2 343.4 3% 399.3 (11%) Efficiency ratio 75.1% 76.7% 66.0% Pre-provision net revenue1 117.9 104.4 13% 205.3 (43%) Net charge offs (recoveries) ($0.1) $0.5 (112%) $0.6 (111%) Net ACL build / (release) (5.7) (29.2) (81%) (1.2) 387% Provision for (reversal of) credit losses (5.8) (28.7) (80%) (0.6) 867% Income from continuing operations, before taxes 123.7 133.2 (7%) 205.9 (40%) Net income 95.4 101.9 (6%) 159.8 (40%) Minority interest 2.5 2.9 (12%) 6.5 (61%) Income attributable to Hilltop $92.9 $99.1 (6%) $153.3 (39%) Return on average assets 2.13% 2.29% 3.71% Return on average equity 14.96% 16.42% 25.94% EPS - Diluted $1.15 $1.21 (5%) $1.70 (32%) EOP Shares outstanding (in thousands) 78,959 81,153 (3%) 90,238 (12%) Average assets $17,750 $17,833 (0%) $17,113 4% EOP Assets 17,990 17,665 2% 16,936 6% EOP Loans HFI, net 7,443 7,530 (1%) 7,790 (4%) EOP Deposits 12,132 11,734 3% 11,262 8% Notes: (1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

$0.1 $5.2 ($6.1) ($5.0) 1.95% 1.94% 1.85% 1.51% 1.45% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 9/30/2020 12/31/2020 3/31/2021 6/30/2021 Net Recovery Specific Reserves Collective - Economic Conditions Collective - Portfolio Changes 9/30/2021 6 Hilltop Holdings – Allowance for Credit Losses Allowance for Credit Losses at Period End 9/30/21 Reserve Composition ($ in millions) CRE $68.5 2.26% C&I 30.3 2.31% Construction 5.1 0.65% 1-4 SFR 4.5 0.41% Consumer 0.5 1.71% Broker Dealer 0.3 0.04% Mortgage Warehouse 0.3 0.05% Total Reserve $109.5 1.45% ACL / Total Loans HFI $155.2 $149.0 $144.5 $115.3 ($ in millions) $109.5 Provision for (Reversal of) Credit Reserves • Applied Moody’s Analytics September 2021 single macroeconomic alternative baseline (S7) scenario for economic forecast • Future reserve activity to be driven by new loan production, credit performance and macroeconomic variable adjustments over time • ACL % excluding margin loans, mortgage warehouse lending and PPP loans equated to 1.74% as of September 30, 2021 ACL / Loans HFI ($ in millions)

2.56% 2.71% 2.69% 2.62% 2.53% 1. 00% 1. 50% 2. 00% 2. 50% 3. 00% 3. 50% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 7 Hilltop Holdings – Net Interest Income & Margin Net Interest Margin 2 Net Interest Margin Rollforward ($ in millions) Net Interest Income $101.9 $107.4 $105.7 $107.9 $105.1 $80. 0 $85. 0 $90. 0 $95. 0 $1 00. 0 $1 05. 0 $110 .0 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q2 2021 2.62% Purchase Accounting Accretion (0.07) Cash Increases (0.05) Loans HFS 0.04 Other (0 .0 1 ) Q3 2021 2.53% Key Drivers & Statistics Q3'20 Q2'21 Q3'21 ($ in m illions, except as noted) HT H Consolidated Average Earning Assets ($B) $15.8 $16.5 $16.5 Banking Accretion Income $3.3 $6.0 $3.2 PPP Balance (period end) $67 1 $261 $133 PPP Interest & Fee Income $2.9 $6.4 $5.1 Cash and Due (Avg. Balance) $1,67 8 $1,7 40 $2,095 Mortgage Loans Held for Sale (period end) $2,548 $2,885 $2,109 ($ in millions)

$355.5 $2 97.5 $3 1 0.4 $2 4 2.0 $2 4 2.3 $1 41.0 $1 41.2 $98.6 $83 .5 $1 16.1 $9.8 $1 2 .1 $1 1 .3 $1 0.2 $11.7 $(3 .6) $(2 .9) $(2 .8) $4.3 $(2 .2) $502.7 $447.9 $417.6 $339.9 $367.9 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 PrimeLending HilltopSecurities PlainsCapital Bank Corporate / Other 8 Hilltop Holdings – Noninterest Income Year-over-Year Noninterest Income ($MM) Noninterest Income Key Drivers & Statistics ($ in millions) Q3 2020 $502.7 Mortgage Production Income & Fees (113.6) Securities Related Fees & Commissions 14.7 Other Inc ome (35 .8) Q3 2021 $367.9 Q3' 20 Q2'21 Q3'21 Broker Dealer TBA Lock Volume ($mm) $2,663 $1,7 84 $1,7 7 5 Mortgage Origination Volume ($B) $6.5 $5.9 $5.6 Net gains from mortgage loan sales (bps): Loans sold to third parties 441 37 6 359 Impact of loans sold to bank (1) (12) (13) As reported 440 364 346

$222.3 $225.3 $213.8 $211.9 $213.5 $177.0 $177.0 $152.9 $131.5 $141.7 $399.3 $402.3 $366.7 $343.4 $355.2 66.0% 72.5% 70.1% 76.7% 75.1% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 9 Hilltop Holdings – Noninterest Expenses Year-over-Year Noninterest Expense ($MM) Noninterest Expenses and Efficiency Ratio Key Drivers & Statistics Note: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. 1 ($ in millions) Q3 2020 $399.3 Compensation and Benefits (36.2) Occupancy and Equipment (0.7) Professional Serv ices (3.0) Other Expenses (4.3) Q3 2021 $355.2 Q3' 20 Q2'21 Q3'21 Banking Full-Service Branches 60 59 59 Efficiency Ratio % (Bank Only) 52.7% 49.7% 48.8% Mortgage Variable Compensation ($mm) $116.3 $97 .1 $88.2 Variable Comp / Originated Volume 1.80% 1.65% 1.58% Efficiency Ratio % (PrimeLending Only) 58.7% 7 9.2% 7 4.0% Broker-Dealer Variable Compensation ($mm) $60.8 $34.4 $53.5 Compensation / Net Revenue % 59.1% 66.2% 65.1%

40% 26% 10% 15% 0%9% Commercial real estate Commercial and industrial Construction and land development 1-4 family residential Consumer Margin loans at Broker-Dealer $6.6 $6.7 $6.5 $6.3 $6.1 $0.7 $0.5 $0.5 $0.3 $0.1 $0.5 $0.4 $0.5 $0.6 $0.6 $0.2 $0.2 $0.3 $0.5 $0.7 $7.9 $7.7 $7.8 $7.6 $7.6  $‐  $1.0  $2.0  $3.0  $4.0  $5.0  $6.0  $7.0  $8.0 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans PPP Loans All Other Loans 10 Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Balances at Period End Hilltop Holdings – Loans Key Drivers & Statistics Q3'20 Q2'21 Q3'21 Av erage Balance ($B) $7 .7 $7 .7 $7 .5 Annualized Loan HFI Yield % 4.32% 4.48% 4.33% Gross Loans HFI by Type at 9/30/21 ($ in billions) Bank Loans HFI – Fixed vs. Variable Rate at 9/30/21 54% 40% 6% Fixed rate Variable rate at floors Variable rate not at floors 1

1.9x 1.9x 1.8x 1.7 x 1.8x 2.08% 2.05% 1.98% 1.64% 1.58% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 1.0x 1.2x 1.4x 1.6x 1.8x 2.0x 2.2x 2.4x 2.6x 2.8x 3.0x Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 ACL/Bank NPLs ACL/Bank Loans HFI 567 2,688 (564) 510 (62) 0.03% 0.15% -0.03% 0.03% 0.00% -1.00% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% (1,000) (500) 0 500 1,000 1,500 2,000 2,500 3,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 ($000) NCOs NCOs/Avg. Bank Loans HFI 5.9% 5.9% 5.7% 4.6% 4.1% 0.1% 0.2% 0.1% 0.2% 0.1% 6.0% 6.1% 5.7% 4.8% 4.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 % of Bank Loans Classified Special Mention 109,620 101,324 99,759 90,061 83,801 1.47% 1.39% 1.36% 1.28% 1.21% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% - 25,000 50,000 75,000 100,000 125,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 ($000) Total NPAs Total NPAs/(Bank Loans HFI + OREO) 11 Hilltop Holdings – Asset Quality Criticized Loans Non-Performing Assets Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, accruing TDRs, OREO and other repossessed assets. Net Charge-Offs Allowance 1 1

39% 42% 15% 4% Demand Money Market Time Other $5.8 $6.2 $6.4 $6.5 $6.7 $3.6 $3.6 $4.0 $4.2 $4.4 $0.9 $0.7 $0.7 $0.7 $0.8 $1.0 $0.7 $0.6 $0.3 $0.2 $11.3 $11.2 $11.7 $11.7 $12.1 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker Dealer Sweep Deposits Brokered Deposits 12 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. Deposit Balances at Period End Hilltop Holdings – Deposits Key Drivers & Statistics Q3'20 Q2'21 Q3'21 Total Deposits ($B)(average balance) $11.4 $11.8 $11.9 Brokered Wholesale Deposits ($B)(period end) $1 .0 $0.3 $0.2 Cost of Interest-Bearing Deposits 0.54% 0.3 2% 0.28% Cost of Brokered Deposits 0.62% 0.3 1% 0.33 % Cost of Total Deposits 0.38% 0.21% 0.1 8% Interest-Bearing Deposits by Type at 9/30/21 ($ in billions) 1 1 1

13 Hilltop Holdings – 2021 Outlook Outlook Loan Growth (Full year average HFI loan growth) • 1 – 4 family loan retention $50 - $75 million per month • FY Average Total loan growth of 0 – 3%, excluding PPP loans Deposit Growth (Full year average deposit growth) • FY Average Total Deposit growth of 7 – 10% excluding additional stimulus efforts Net Interest Income • Purchase accounting accretion expected to decline by 10 - 15% versus 2020 levels • Loan yields expected to remain under pressure, excluding accelerated PPP fees • Deposit costs expected to improve slowly as Consumer CDs mature and reset Noninterest Income • Mortgage gain on sale margins continue to be pressured as volumes decline across the industry, FY Average 360 – 385 bps (third party sales) Noninterest Expense • Non-variable expenses to remain stable with 2020 levels • Variable expenses will follow revenue contribution from fee businesses Provision Expense / (Release) • ($20 million) – ($35 million) expected full year provision release Effective Tax Rate (GAAP) • 22 – 24% full year basis

Appendix 14

52.7% 53.0% 48.4% 49.7% 48.8% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 3.03% 3.37% 3.30% 3.19% 2.99% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 PlainsCapital Bank – Highlights Q3 2021 Key Highlights Q3 2020 Q3 2021 ROAA 1 .1 4% 1 .3 6 % Full Serv ice Branches 60 59 Net Interest Margin 3.03% 2.99% Assets ($B) $1 3 .4 $1 4.3 Summary Results ($ in millions) Q3 2020 Q3 2021 Net Interest Income $96.4 $100.0 Provision for (rev ersal of) Credit Losses -- (5.8) Noninterest Income 9.8 1 1 .7 Noninterest Expense 56.0 54.6 Income Before Taxes $50.3 $62.9 15 Efficiency Ratio1 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin

Key Highlights Q3 2020 Q3 2021 Origination Volume ($mm) $6,450 $5,595 % Purchase 64.9% 7 0.6% Sales Volume ($mm) $6,522 $6,196 MSR Asset ($mm)(period end) $128 $111 16 PrimeLending – Highlights Gain on Sale Overview Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. 1 Sum m ary Results ($ in millions) Q3 2020 Q3 2021 Net In ter est Incom e (Ex pen se) ($2 .3 ) ($3 .5) Noninterest Income 355.5 242.3 Noninterest Expense 207.2 176.6 Income Before Taxes $145.9 $62.2 Mortgage Origination Volume $6.5 $6.8 $6.2 $5.9 $5.6 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 440 448 388 364 346 441 451 398 376 359 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Reported Gain on Sale (bps) Gain on Sale of Loans Sold to Third Parties ($ in billions) Q3 2021

HilltopSecurities – Highlights Q3 2021 Summary Results ($ in millions) Q3 2020 Q3 2021 Net Interest Income $8.2 $10.4 Provision for Credit Losses (0.6) 0.0 Noninterest Income 141.0 116.1 Noninterest Expense 114.4 109.2 Income Before Taxes $35.4 $17.4 17 Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Key Highlights ($ in millions) Q3 2020 Q3 2021 Compensation/Net Rev enue (%) 59.1% 65.1% Pre-tax Margin % 23.7% 13.8% FDIC Insured Balances at PCB $900 $7 94 Other FDIC Insured Balances $1 ,6 84 $1 ,594 Public Finance Offerings $15,174 $14,832 TBA Lock Volume $2 ,6 63 $1 ,7 7 5 ($ in millions) Q3 2020 Q3 2021 Public Finance Serv ices $2 5.8 $3 7 .6 Fixed Incom e Serv ices 26.5 15.4 Wealth Management Retail 23.0 28.2 Clearing Serv ices 8.1 7.6 Securities Lending 2.0 2.1 Structured Finance 61.1 35.4 Other 2.7 0.3 Net Revenues $149.2 $126.6

18 Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures • Hilltop Consolidated Tangible Common Equity, is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity. Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ($ '000, except per share amounts) 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Total Stockholders' Equity $2,058,269 $2,103,039 $2,136,711 $2,262,360 $2,411,372 $2,323,939 $2,419,185 $2,470,281 $2,476,371 Less: Preferred Stock 000000000 Common Stockholders' Equity 2,058,269 2,103,039 2,136,711 2,262,360 2,411,372 2,323,939 2,419,185 2,470,281 2,476,371 Less: Goodwill 267,447 267,447 267,447 267,447 267,447 267,447 267,447 267,447 267,447 Other intangible assets, net 28,432 26,666 25,019 23,374 21,814 20,364 19,035 17,705 16,455 Goodwill and intangibles from discontinued operations 27,546 27,477 27,416 0 0 0 0 0 0 Tangible Common Equity $1,734,844 $1,781,449 $1,816,829 $1,971,539 $2,122,111 $2,036,128 $2,132,703 $2,185,129 $2,192,469 Shares outstanding as of period end 90,629 90,640 90,108 90,222 90,238 82,185 82,261 81,153 78,959 Book Value Per Share (Common Stockholder's Equity / Shares Outstanding) $22.71 $23.20 $23.71 $25.08 $26.72 $28.28 $29.41 $30.44 $31.36 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $19.14 $19.65 $20.16 $21.85 $23.52 $24.77 $25.93 $26.93 $27.77